BRANDES INVESTMENT TRUST

Brandes Institutional International Equity Fund

Supplement dated August 19, 2009 to
Prospectus dated January 30, 2009

Effective September 1, 2009, Brandes Institutional International Equity Fund (the “Fund”) will implement a shareholder service fee of 0.05% for Class I shares of the Fund.  The revised Fees and Expenses table, as well as the revised expense examples reflecting the addition of the shareholder servicing fee to Class I shares of the Fund are set forth below.

Shareholder Fees (fees paid directly from your investment)	Global Fund		International Fund
	Class I	Class E	Class I	Class E
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Maximum Contingent Deferred Sales Charge	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses(1) (fees paid from Fund assets)
Management Fees	0.80%	0.80%	1.00%	1.00%
Other Expenses
Shareholder Servicing Fees	0.05%	0.25%	0.05%	0.25%
Other Expenses(2)	0.15%	0.15%	0.13%	0.13%
Total Annual Fund Operating Expenses	1.00%	1.20%	1.18%	1.38%

(1)  The Advisor has contractually agreed to limit each Fund’s Class I and Class E annual operating expenses, including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 30, 2010: Global Fund — 1.00% and 1.20%, respectively; International Fund — 1.20% and 1.40%, respectively.

(2)  Other expenses include interest, custodian, transfer agency and other customary operating expenses.  Other expenses may also include expenses incurred by the Funds as a result of their investment in any money market fund or other investment company.  Because the Global Fund recently commenced operations, the Other Expenses and Total Annual Fund Operating Expenses percentages are estimates.  Similarly, because Class E shares of the International Fund recently commenced operations, Other Expenses for Class E shares are based on expenses incurred for the Class I shares of the International Fund for the fiscal year ended September 30, 2008.

Example
This Example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Funds’ operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Global Fund
Class I	$102	$318	$552	$1,225
Class E	$122	$381	$660	$1,455
International Fund
Class I	$120	$375	$649	$1,432
Class E	$140	$437	$755	$1,657

The “Shareholder Service Plan” paragraph under “Shareholder Information” of the Prospectus set forth below is replaced in its entirety as follows:

SHAREHOLDER INFORMATION

Shareholder Service Plan

The Funds have adopted a shareholder service plan that allows the Funds to pay fees to broker-dealers and other financial intermediaries for certain non-distribution services provided to Class I and Class E shareholders of the Funds.  Because these fees are paid out of the assets attributable to each Fund’s Class I and Class E shares, over time they will increase the cost of your investment in such shares.  Shareholder servicing fees under the plan are up to 0.05% and 0.25% of the average daily net assets attributable to Class I and Class E shares, respectively.

Please retain this Supplement with the Prospectus.

BRANDES INVESTMENT TRUST

Brandes Institutional International Equity Fund

Supplement dated August 19, 2009 to
the Statement of Additional Information (“SAI”) dated January 30, 2009

Effective September 1, 2009, Brandes Institutional International Equity Fund (the “Fund”) will implement a shareholder service fee of 0.05% for Class I shares of the Fund.

The “Shareholder Service Plan” section found on page B-65 of the SAI is replaced in its entirety as follows:

SHAREHOLDER SERVICE PLAN

The Trust has adopted a Shareholder Service Plan on behalf of each Fund that allows the Fund to pay fees to broker-dealers and other financial intermediaries for certain non-distribution services provided to Class I and Class E shareholders.  Because these fees are paid out of the assets attributable to each Fund’s Class I and Class E shares, over time they will increase the cost of your investment in such shares.  Shareholder servicing fees under the Shareholder Service Plan are up to 0.05% and 0.25% of the average daily net assets attributable to Class I and Class E shares, respectively.

As authorized by the Shareholder Service Plan, each Fund may enter into a Shareholder Service Agreement with a service provider pursuant to which the service provider agrees to provide certain shareholder support services to its customers who own Class I or Class E shares of the Fund.  Such shareholder support services may include, but are not limited to, (1) maintaining shareholder accounts; (2) providing information periodically to shareholders showing their positions in shares; (3) arranging for bank wires; (4) responding to shareholder inquiries relating to the services performed by the service provider; (5) responding to inquiries from shareholders concerning their investments in shares; (6) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (7) processing purchase, exchange and redemption requests from shareholders and placing such orders with the Fund or its service providers; (8) assisting shareholders in changing dividend options, account designations, and addresses; (9) providing sub-accounting with respect to shares beneficially owned by shareholders; (10) processing dividend payments from the Fund on behalf of shareholders; and (11) providing such other similar services as the Fund may reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

Please retain this Supplement with the SAI.